Exhibit 10.10

TRADEMARK ASSIGNMENT

This Trademark Assignment is delivered pursuant to the Closing under that certain Purchase Agreement (the “Agreement”) dated as of December 18, 2003, between Aether Systems, Inc., as the “Seller”, and TSYS Acquisition Corp., as the “Purchaser”. Capitalized terms used in this Trademark Assignment have the same meanings given to them in the Agreement.

The Seller has delivered this instrument signed by the Seller to enable the Purchaser to file it with any appropriate governmental agency to indicate ownership of the Trademarks described below and for the other purposes set forth in this instrument. This instrument supplements and is in addition to all other rights of the Purchaser under the Agreement and other instruments of transfer delivered in connection with the Agreement.

For good and valuable consideration, receipt of which the Seller acknowledges, and by signing and delivering this instrument, the Seller sells, assigns, transfers, conveys, and delivers to the Purchaser all of the Seller’s right, title, and interest in and to:

     (a)  the registered trademarks and applications for registration of trademarks specifically listed in Annex A to this Trademark Assignment; and

     (b)  the following properties and rights with respect to all trademarks and applications so listed in Annex A:

          (1) all goodwill associated with the business related to the trademarks together with all rights to use, license and otherwise exploit the trademarks;

          (2) any and all registered trademarks and trademark applications of the United States that have been or may be granted or filed, respectively, with respect to such trademarks;

          (3) all foreign trademarks that may claim priority based on and correspond to the trademarks listed in Annex A;

          (4) all income, royalties, damages, and payments hereafter due or payable to the Seller with respect to the trademarks, including without limitation unpaid damages and payments for past, present, and future infringements of any trademark;

          (5) all rights in and under the trademarks to the fullest extent allowed by law as fully as the Seller would have held the same in the absence of this assignment; and

          (6) all rights to sue and recover damages and payments for past, present, and future infringements or dilution of any of the trademarks, including the right to fully and entirely replace the Seller in all related matters.

This assignment is made in connection with the sale of the entire business to which the trademarks relate. As of the date set forth below, the Purchaser has succeeded to all right, title, and standing of the Seller to: (a) receive all rights and benefits pertaining to the trademarks and related rights described above, and (b) commence, prosecute, defend and settle all claims and take all actions that the Purchaser, in its sole discretion, may elect in relation to the trademarks described above. This Trademark Assignment (a) is irrevocable and effective upon the Seller’s signature to and delivery of a manually signed copy of this instrument or facsimile or email transmission of the signature to this instrument in connection with the Closing, if and only if the Closing is completed, (b) benefits and binds the parties to the Agreement and their respective successors and assignees, (c) does not modify or affect, and is subject to, the provisions of the Agreement, and (d)  may be signed in counterparts as provided in Section 12.12 of the Agreement.

The undersigned has signed this Trademark Assignment on January 13, 2003.

Aether Systems, Inc.:

By:	/s/ David S. Oros

Name:	David S. Oros

Title:	Chief Executive Officer

STATE OF MARYLAND
CITY OF BALTIMORE

On                 before me, Patricia C. Sweeting (the undersigned notary), personally appeared David S. Oros personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[seal]

Patricia C. Sweeting

Notary Public

Annex A

TRADEMARK	REGISTRATION #	REGISTRATION DATE	DATE OF FIRST USE	OWNER/DIVISION(S)	FOREIGN COUNTRIES

REGISTERED

SCOUTBUILDER	(U.S.) 2,636,242	10/15/02	11/1/00	Aether Systems, Inc./EMS	(n/a)

SCOUTWEB	(U.S.) 2,566,482	5/7/02	10/15/99	Aether Systems, Inc./EMS	(n/a)

SCOUTSYNC	(U.S.) 2,475,193	8/7/01	6/18/99	Aether Systems, Inc./EMS	(n/a)

SCOUTIT	(U.S.) 2,566,481	5/7/02	10/15/99	Aether Systems, Inc./EMS	(n/a)

E-MOBILE[2]	(U.S.) 2,608,451	8/20/02	5/1/99	LocusOne Communications, Inc./EMS	(n/a)

POCKETFUTURES[2]	(U.S.) 2,302,505	12/21/99	2/1/98	Mobeo, Inc./EMS	(n/a)

SCRAPPY PAGER[2]	(U.S.) 2,160,599	5/26/98	3/1/97	DocuPro, Inc./EMS	(n/a)

SCRAPPY[2]	(U.S.) 2,165,800	6/16/98	3/1/97	DocuPro, Inc./EMS	(n/a)

MOBEO[2]	(U.S.) 2,421,888	1/16/01	2/1/99	Mobeo, Inc./EMS	(n/a)

F/XTRA[2]	(U.S.) 2,396,120	10/17/00	7/1/99	Mobeo, Inc./EMS	(n/a)

LOCUSONE[2]	(U.S.) 2,133,377	1/27/98	12/1/96	LocusOne Communications, Inc./EMS	(n/a)

SILA	Australia: 848621 EU (CTM): 1838234 Hong Kong: 15615, 15616,15617, 15618 Japan: 4514671 Norway: 215.292 Switzerland: 502.140	Australia: 6/18/2002 EU (CTM): 6/14/2002 Hong Kong: 11/29/2001 Japan: 10/19/2001 Norway: 8/8/2002 Switzerland: 8/29/2002		Sila Communications Limited/EMS	Australia, European Union (CTM), Hong Kong, Japan, Norway, Switzerland

SILACOM	Australia: 848622 EU (CTM): 1828424 Hong Kong: 15611, 15612, 15613, 15614 Indonesia: 501695 Japan: 4556855 Norway: 215.293 Switzerland: 502.141	Australia: 6/182002 EU (CTM): 6/14/2002 Hong Kong: 11/29/2002 Indonesia: 3/20/2002 Japan: 4/5/2002 Norway: 8/8/2002 Switzerland: 8/29/2002		Sila Communications Limited/EMS	Australia, European Union (CTM), Indonesia, Hong Kong, Japan, Norway, Switzerland

MOBIBROKER	(CTM) 1614130	4/17/2000		Aether Technology Limited/EMS	European Union (CTM)

MOBITRADE	(CTM) 1613520	4/17/2000		Aether Technology Limited/EMS	European Union (CTM)

MOBITRADER	(CTM) 1614262	4/17/2000		Aether Technology Limited/EMS	European Union (CTM)

POCKET FUTURES PAGER (stylized)	(U.K.) 1453354	1/23/1991		Aether Technology Limited/EMS	United Kingdom

POCKET FUTURES PAGER device	(U.K) 2069214	4/19/1996		Aether Systems (UK) Limited/EMS	United Kingdom

AIRBROKER (service	(U.S) 2,248,110	5/25/99	2/18/97	Aether Technologies/EMS	(n/a)

TRADEMARK	REGISTRATION #	REGISTRATION DATE	DATE OF FIRST USE	OWNER/DIVISION(S)	FOREIGN COUNTRIES

mark)

AIRBROKER (trademark)	(U.S.) 2,251,767	6/8/99	2/18/97	Aether Technologies/EMS	(n/a)

AERLEAD	2,730,597	6/24/03	9/30/01	Aether Systems, Inc./EMS

COMMON LAW	(NOT REGISTERED)

MARKETSTREAM[1]			8/1/03	Aether Systems, Inc. 2/EMS	—

20/20 DELIVERY	78/257155	6/2/03		Aether Systems, Inc./EMS	—

20/20 FIELD SERVICE	78/260625	6/10/03		Aether Systems, Inc./EMS	—

StepOne				Aether Systems, Inc./EMS	—

F/X ALERT		registration expired		DocuPro, Inc./EMS	—
2/03

1 Only used in UK and Europe

2 Assignment not recorded with PTO